PAINEWEBBER GLOBAL INCOME FUND                                     ANNUAL REPORT

PERFORMANCE AT A GLANCE

   Comparison of the change of a $10,000 investment in PaineWebber Global Income Fund (Class B Shares) and the Salomon Brothers World Government Bond Index and the Lehman Brothers U.S. Government Bond Index.

     [THE FOLLOWING TABLE REPRESENTS A LINE GRAPH IN THE PRINTED MATERIALS]

              PaineWebber Global    Salomon Bros. World        Lehman Bros.
               Income Fund (B)*      Gov't Bond Index      U.S. Gov't Bond Index
              ------------------    -------------------    ---------------------

March 1987         $10,189                $9,754                  $10,115
October 1987       $10,573               $10,653                  $11,329
October 1988       $12,858               $11,797                  $12,839
October 1989       $13,329               $13,399                  $14,133
October 1990       $16,037               $14,510                  $15,761
October 1991       $17,223               $15,812                  $17,190
October 1992       $18,243               $16,670                  $17,819
October 1993       $20,175               $17,870                  $19,173
October 1994       $19,809               $18,711                  $20,520
October 1995       $22,006               $20,266                  $22,072
October 1996       $23,899               $21,599                  $23,412
October 1997       $25,092               $23,314                  $24,705
October 1998       $27,479               $24,338                  $26,881


The graph depicts the performance of PaineWebber Global Income Fund (Class B Shares) versus the Salomon Brothers World Government Bond Index and the Lehman Brothers U.S. Government Bond Index. It is important to note PaineWebber Global Income Fund is a professionally managed mutual fund while the Indices are not available for investment and are unmanaged. The comparison is shown for illustrative purposes only.

Past performance is no guarantee of future performance.

The performance of the other classes will vary from the performance of the class shown because of differences in sales charges and fees paid by shareholders investing in different classes.

* Class B shares converted to Class A shares after six years.

AVERAGE ANNUAL TOTAL RETURNS, PERIODS ENDED 10/31/98

                                      One Year    Five Years   Ten Years    Life****
Before Deducting        Class A*       9.51%        6.37%          --         7.54%
Maximum Sales Charge    Class B**      8.53%        5.54%         7.89%       9.11%
                        Class C***     9.01%        5.86%          --         6.32%
After Deducting         Class A*       5.11%        5.50%          --         6.95%
Maximum Sales Charge    Class B**      3.53%        5.23%         7.89%       9.11%
                        Class C***     8.26%        5.86%          --         6.32%

   *Maximum sales charge for Class A shares is 4% of the public offering price.
    Class A shares bear ongoing 12b-1 service fees.

  **Maximum contingent deferred sales charge for Class B shares is 5% and is reduced to 0% after six years. Class B shares bear ongoing 12b-1 distribution and service fees.

 ***Maximum contingent deferred sales charge for Class C shares is 0.75% and is reduced to 0% after one year. Class C shares bear ongoing 12b-1 distribution and service fees.

****Life: return since commencement of issuance--July 1, 1991 for Class A, March 20, 1987 for Class B, July 2, 1992 for Class C shares.


The Fund offers Class Y shares to a limited group of eligible investors, including participants in certain investment programs sponsored by PaineWebber and that may invest in PaineWebber mutual funds and the trustee of the PaineWebber 401(k) Plus Plan (previously the PaineWebber Savings Investment
Plan). For the one and five years ended October 31, 1998, and since inception on August 26, 1991 through October 31, 1998, Class Y shares have produced average annual returns of 9.89%, 6.69% and 7.82%, respectively. Class Y shares do not bear initial or contingent deferred sales charges or ongoing distribution and service fees.

The investment return and the principal value of an investment in the Fund will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost.

PAINEWEBBER GLOBAL INCOME FUND                                     ANNUAL REPORT

                                                               December 15, 1998

Dear Shareholder,

   We are pleased to present you with the annual report for the PaineWebber Global Income Fund (the "Fund") for the fiscal year ended October 31, 1998.


PAINEWEBBER
GLOBAL INCOME FUND
FUND PROFILE

[Arrow Pointing Up] Goal:
                    High current income
                    consistent with prudent
                    investment risk; secondarily
                    capital appreciation

[Arrow Pointing Up] Portfolio Managers:
                    Stuart Waugh and
                    William W. King,
                    Mitchell Hutchins Asset
                    Management Inc.

[Arrow Pointing Up] Total Net Assets:
                    $479.8 million as of
                    October 31, 1998

[Arrow Pointing Up] Dividend Payments:
                    Monthly


MARKET OVERVIEW

   Developed government bond markets were prime beneficiaries of the "flight to quality" that dominated the past year as investors put safety ahead of most other concerns. Fears of financial stresses from the collapse of emerging stock and bond markets drove down yields in virtually all developed markets to levels not seen in decades. Developed bond markets, as measured by the Salomon Brothers World Government Bond Index (WGBI), returned 10.5% on a currency-hedged basis for the 12 months ending October 31, 1998. In contrast, emerging market debt as measured by the JP Morgan Emerging Market Bond Index Plus lost 10.1% over the same period. The best performing markets in the WGBI were the United States and Japan; and European markets such as Germany, France and the United Kingdom.

PORTFOLIO REVIEW


PAINEWEBBER
GLOBAL INCOME
FUND

Credit Quality
October 31, 1998(1)

AAA      66.0%
AA       11.2%
BBB       1.3%
BB        0.8%
A1/P1     2.6%

PERFORMANCE

   The Fund's total return (the net asset value change with dividends reinvested) for the fiscal year ended October 31, 1998, without deducting sales charges, was 9.51% for Class A shares, 8.53% for Class B shares, 9.01% for Class C shares and 9.89% for Class Y shares.

   For shareowners who purchased or redeemed Fund shares during the period, the Fund's total return may be lower. After deducting the maximum applicable sales charges, Class A shares gained 5.11%, Class B shares gained 3.53% and Class C shares gained 8.26%. Class Y shares are not subject to sales charges.

HIGHLIGHTS

   We maintained credit quality of the Fund at a high level through the fiscal year, which contributed to the Fund's performance as credit spreads widened in the summer. The Fund is invested primarily in high-quality government bonds. Its non-government bond credit exposure is primarily in U.S. corporate bonds rated
A. Positions in most markets were concentrated in intermediate maturities, which performed well in the last half of the fiscal year, especially as the "flight to quality" intensified during the summer and early fall. However, our duration was shorter than the global indexes, which hurt the Fund's performance.

   We avoided committing any material investment to the emerging market sector. While this conservative stance hurt the Fund's relative performance early in the period, it was rewarded when emerging markets collapsed after Russia defaulted on its domestic debt in August.


(1) All weightings represent percentages of net assets as of October 31, 1998. The portfolio is actively managed and all holdings are subject to change.

PAINEWEBBER GLOBAL INCOME FUND                                    ANNUAL REPORT

OUTLOOK

PaineWebber Global Income Fund

Asset Allocation
October 31, 1998(1)

Unhedged--Europe                               29.1%
Unhedged--Australia, Canada & New Zealand       6.9%
U.S. Dollar                                    54.3%
Hedged                                          9.7%

PaineWebber Global Income Fund

Asset Allocation
October 31, 1998(1)

U.S. Treasurys and
U.S. Corporates              48.6%
Europe                       41.0%
Canada & New Zealand          6.1%
Cash & Cash Equivalents       2.6%
Other                         1.7%

GLOBAL ECONOMY

   The emerging market crisis, which started in Asia last year and spread around the globe this year, initially had a stimulative impact on the U.S. and European economies. Lower commodity prices and interest rates benefited both the consumption and interest-sensitive sectors of those economies. More recently, weak demand for developed countries' exports has caused a significant slowing in manufacturing.

   Bond valuations in the United States and Europe now appear to reflect the prospect of the slowdown in manufacturing spreading more widely in 1999, and most economic commentators expect below-trend growth in the developed world next year. Continuing sharp declines in global commodity prices have further encouraged investors to discount the prospect of inflation remaining at historically low levels.

DURATION STRATEGY

   Despite supportive growth and inflation prospects, we believe the present historically low bond yields suggest that a cautious approach to risk is appropriate going into 1999. Therefore, the Fund currently is being managed with an overall duration of about four years; however, this could change.

MARKET ALLOCATION

   The Fund's primary market concentrations were in government and agency bonds in the U.S., Germany and the United Kingdom as of December.

CURRENCY STRATEGY

   Monetary policy in Europe should favor stable currencies. The Fund's European currency exposure (ex-UK sterling) is about 26% of net assets as of this writing. While we intend to vary this exposure depending on macroeconomic developments and technical analysis, our general bias is to overweight European currencies. With the exception of a small trading position in the yen, the Fund has no exposure to Japan.

EUROPEAN CURRENCY
UNIFICATION

   Several European countries expect to adopt a single currency, the Euro, effective January 1, 1999. Countries participating in the Economic and Monetary Union expect that their exchange rates will become irrevocably fixed on that date. The countries expected to participate are Austria, Belgium, Finland, France, Germany, Ireland, Italy, Luxembourg, the Netherlands, Portugal and Spain. A newly created European Central Bank will attempt to manage monetary policy for this region. Pre-existing national currencies will continue to be valid until they are replaced by Euro coins and bank notes, which is expected to occur by sometime in 2002.

CREDIT AND EMERGING MARKET STRATEGY

   Across global fixed income markets, investors have changed the way they


(1) All weightings represent percentages of net assets as of October 31, 1998. The portfolio is actively managed and all holdings are subject to change.

ANNUAL REPORT

price riskier assets relative to government bonds. As a result, credit risk premiums increased, in some cases indiscriminately, and created some attractive values. We are looking to selectively increase the Fund's holdings of corporate bonds.

   Emerging market debt has begun to recover, but the Fund has not yet established any significant positions. We are waiting for signals that Brazil will enact the necessary fiscal reform legislation to address its long-term solvency problems. If Brazil does not enact fiscal reform it could face capital flight and a balance of payments crisis. Such a scenario could hurt overall emerging-market debt valuations.

   In summary, the Fund is conservatively positioned in its duration strategy relative to most global bond indexes, has concentrated most credit risk in U.S. corporate bonds in the single A category and has exposure to currencies in Europe.

   Our ultimate objective in managing your investments is to help you successfully meet your financial goals. We thank you for your continued support and welcome any comments or questions you may have.

   For a quarterly Fund Profile on PaineWebber Global Income Fund or another fund in the PaineWebber Family of Funds,2 please contact your investment executive.

   Sincerely,

   /s/ Margo Alexander                           /s/ Stuart Waugh

   Margo Alexander                               Stuart Waugh
   President                                     Managing Director

   Mitchell Hutchins Asset Management Inc.       Mitchell Hutchins Asset
                                                   Management Inc. Portfolio
                                                   Manager, Global Income Fund

   /s/ William W. King

   William W. King
   First Vice President
   Mitchell Hutchins Asset Management Inc.
   Portfolio Manager, Global Income Fund

   This letter is intended to assist shareholders in understanding how the Fund performed during the fiscal year ended October 31, 1998, and reflects our views at the time of writing this report. Of course, these views may change in response to changing circumstances. We encourage you to consult your investment executive regarding your personal investment program.


(2) Mutual funds are sold by prospectus only. The prospectuses for the funds contain more complete information regarding risk, charges and expenses and should be read carefully before investing.

PAINEWEBBER GLOBAL INCOME FUND

PERFORMANCE RESULTS (unaudited)

                                         Net Asset Value                                Total Return(1)
                             ----------------------------------------       -----------------------------------
                             10/31/98        04/30/98        10/31/97          12 Months            6 Months
                                                                            Ended 10/31/98       Ended 10/31/98
---------------------------------------------------------------------------------------------------------------------------
Class A Shares                $10.58          $10.17           $10.27            9.51%                 7.15%
---------------------------------------------------------------------------------------------------------------------------
Class B Shares                 10.54           10.14            10.24            8.53                  6.62
---------------------------------------------------------------------------------------------------------------------------
Class C Shares                 10.58           10.16            10.26            9.01                  6.97

Performance Summary Class A Shares
                                  Net Asset Value
                             -----------------------        Capital Gains    Dividends     Paid from    Total
Period Covered               Beginning        Ending         Distributed        Paid        Capital    Return(1)
---------------------------------------------------------------------------------------------------------------------------
07/01/91-12/31/91             $10.40          $11.05          $0.0100          $0.4800        --        11.11%
---------------------------------------------------------------------------------------------------------------------------
1992                           11.05           10.42           0.1644           0.6029        --         1.22
---------------------------------------------------------------------------------------------------------------------------
1993                           10.42           10.97           0.1445           0.7486        --        14.16
---------------------------------------------------------------------------------------------------------------------------
1994                           10.97            9.90           0.0009           0.3213      $0.3178     (3.89)
---------------------------------------------------------------------------------------------------------------------------
1995                            9.90           10.44             --             0.7325        --        13.20
---------------------------------------------------------------------------------------------------------------------------
1996                           10.44           10.44             --             0.7113        --         7.13
---------------------------------------------------------------------------------------------------------------------------
1997                           10.44           10.14             --             0.5914       0.0899      3.84
---------------------------------------------------------------------------------------------------------------------------
01/01/98-10/31/98              10.14           10.58             --             0.4347       0.0814      9.73
                                                     Totals:  $0.3198           4.6227      $0.4891
---------------------------------------------------------------------------------------------------------------------------
                                                            Cumulative Total Return as of 10/31/98:     70.51%
---------------------------------------------------------------------------------------------------------------------------

Performance Summary Class B Shares

                                  Net Asset Value
                             -----------------------        Capital Gains     Dividends    Paid from    Total
Period Covered               Beginning        Ending         Distributed        Paid        Capital    Return(1)
---------------------------------------------------------------------------------------------------------------------------
03/20/87-12/31/87             $10.00          $10.86          $0.1800          $0.6647        --        17.58%
---------------------------------------------------------------------------------------------------------------------------
1988                           10.86           10.64           0.1489           1.3436        --        12.15
---------------------------------------------------------------------------------------------------------------------------
1989                           10.64           10.25             --             0.9200        --         5.44
---------------------------------------------------------------------------------------------------------------------------
1990                           10.25           10.87             --             1.1300        --        17.72
---------------------------------------------------------------------------------------------------------------------------
1991                           10.87           11.05           0.0100           0.7300        --        10.75
---------------------------------------------------------------------------------------------------------------------------
1992                           11.05           10.41           0.1644           0.5214        --         0.38
---------------------------------------------------------------------------------------------------------------------------
1993                           10.41           10.96           0.1445           0.6689        --        13.36
---------------------------------------------------------------------------------------------------------------------------
1994                           10.96            9.87           0.0009           0.2852      $0.2810     (4.77)
---------------------------------------------------------------------------------------------------------------------------
1995                            9.87           10.41             --             0.6538        --        12.39
---------------------------------------------------------------------------------------------------------------------------
1996                           10.41           10.41             --             0.6336        --         6.34
---------------------------------------------------------------------------------------------------------------------------
1997                           10.41           10.11             --             0.5240       0.0804      3.06
---------------------------------------------------------------------------------------------------------------------------
01/01/98-10/31/98              10.11           10.54             --             0.3733       0.0699      8.88
---------------------------------------------------------------------------------------------------------------------------
                                                     Totals:  $0.6487          $8.4485      $0.4313
---------------------------------------------------------------------------------------------------------------------------
                                                            Cumulative Total Return as of 10/31/98:    175.61%
---------------------------------------------------------------------------------------------------------------------------
Performance Summary Class C Shares

                                  Net Asset Value
                             -----------------------        Capital Gains     Dividends    Paid from    Total
Period Covered               Beginning        Ending         Distributed        Paid        Capital    Return(1)
---------------------------------------------------------------------------------------------------------------------------
07/02/92-12/31/92             $10.94          $10.42          $0.1644          $0.3744        --         0.10%
---------------------------------------------------------------------------------------------------------------------------
1993                           10.42           10.97           0.1445           0.6973        --        13.64
---------------------------------------------------------------------------------------------------------------------------
1994                           10.97            9.89           0.0009           0.2978      $0.2938     (4.43)
---------------------------------------------------------------------------------------------------------------------------
1995                            9.89           10.42             --             0.6801        --        12.54
---------------------------------------------------------------------------------------------------------------------------
1996                           10.42           10.43             --             0.6592        --         6.70
---------------------------------------------------------------------------------------------------------------------------
1997                           10.43           10.13             --             0.5482       0.0836      3.33
---------------------------------------------------------------------------------------------------------------------------
01/01/98-10/31/98              10.13           10.58             --             0.3928       0.0736      9.31
                                                     Totals:  $0.3098          $3.6498      $0.4510
---------------------------------------------------------------------------------------------------------------------------
                                                            Cumulative Total Return as of 10/31/98:     47.45%
---------------------------------------------------------------------------------------------------------------------------

(1) Figures assume reinvestment of all dividends, capital gains and other distributions at net asset value on the payable dates and do not include sales charges; results would be lower if sales charges were included.


Note: The Fund offers Class Y shares to a limited group of eligible investors, including participants in certain investment programs that are sponsored by PaineWebber and may invest in PaineWebber mutual funds including the trustee of the PaineWebber 401(k) Plus Plan (previously the PaineWebber Savings Investment Plan). For the one year and five years ended October 31, 1998, and since inception, August 26, 1991 through October 31, 1998, Class Y shares had a total return of 9.89%, 38.21% and 71.84%, respectively. Class Y shares do not have initial or contingent deferred sales charges or ongoing distribution and service fees.

The data above represents past performance of the Fund's shares, which is no guarantee of future results. The principal value of an investment in the Fund will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost.

PAINEWEBBER GLOBAL INCOME FUND

PORTFOLIO OF INVESTMENTS                                        OCTOBER 31, 1998

Principal
  Amount                                                               Maturity         Interest
  (000)*                                                                 Dates           Rates            Value
---------                                                              --------         --------          -----
Long-Term Debt Securities--94.02%
Canada--3.67%
   25,650  Government of Canada ...........................  03/01/01 to 09/01/01    7.000 to 7.500%     $17,608,302
                                                                                                         -----------
Germany--10.82%
   73,930  Federal Republic of Germany ....................  09/20/01 to 11/11/04    6.500 to 8.250        51,931,773
                                                                                                         -----------
Italy--3.18%
20,615,000 Republic of Italy ..............................         04/01/04              8.500           15,228,468
                                                                                                         -----------
Japan--0.96%
US$ 4,520  Sony Corporation ...............................         03/04/03              6.125            4,612,524
                                                                                                         -----------
Korea--0.77%
US$ 4,000  Republic of Korea ..............................         04/15/08              8.875            3,690,000
                                                                                                         -----------
Netherlands--7.13%
   56,752  Government of Netherlands ......................  05/15/00 to 11/15/05    6.750 to 9.000       34,219,904
                                                                                                         -----------
Poland--1.35%
US$ 9,820  Republic of Poland, PAR ........................         10/27/24              3.000#           6,481,200
                                                                                                         -----------
Spain--1.98%
1,200,000  Government of Spain ............................         03/25/00             12.250            9,508,108
                                                                                                         -----------
Sweden--1.75%
   54,000  Kingdom of Sweden ..............................         06/15/01             13.000            8,412,383
                                                                                                         -----------
United Kingdom--14.83%
   36,035  United Kingdom Gilt ............................  07/14/00 to 12/07/15    8.000 to 13.000      71,140,933
                                                                                                         -----------
United States--47.58%
     3,070  Associates Corporation of North America .......         11/01/03              5.750            3,071,289
     9,692  Banc One Corporation ..........................         09/01/00              6.250            9,848,817
    16,000  Clorox Corporation ............................         07/15/01              8.800           17,504,336
    14,000  Ford Motor Capital Corporation BV .............         07/01/01              9.500           15,466,556
     7,000  Ford Motor Credit Corporation .................         06/15/07              7.200            7,611,737
NZD 21,525  Federal National Mortgage Association .........         06/20/02              7.250           11,841,968
    20,170  Federal National Mortgage Association(1) ......         04/15/03              5.750           20,922,563
     5,815  General Motors Acceptance Corporation .........         01/22/03              5.875            5,879,721
     4,835  Phillip Morris Companies ......................  07/15/05 to 02/01/07    7.000 to 7.200        5,173,731
    23,519  U.S. Treasury Inflation Index Bonds ...........  01/15/08 to 04/15/28         3.625           23,509,726
    97,667  U.S. Treasury Notes(1) ........................  10/31/01 to 05/15/07    6.250 to 7.500      107,479,677
                                                                                                         -----------
                                                                                                         228,310,121
                                                                                                         -----------
Total Long-Term Debt Securities (cost--$434,908,996) ......                                              451,143,716
                                                                                                         -----------

Short-Term Debt Security--3.51%
United States--3.51%
   16,400  U.S. Treasury Notes  (cost--$16,945,313) .......             08/15/99          8.000           16,845,883
                                                                                                         -----------

PAINEWEBBER GLOBAL INCOME FUND

 Principal
  Amount                                                                           Maturity         Interest
  (000)                                                                              Date             Rate            Value
----------
Repurchase Agreement--0.24%
   $1,144    Repurchase agreement dated 10/30/98 with State Street
             Bank Corporation, collateralized by $815,000 U.S.
             Treasury Bonds,  8.875%, due 08/15/17 (value--$1,170,544);
             proceeds: $1,144,505 (cost--$1,144,000) .....................          11/02/98          5.300%        $1,144,000
                                                                                                                  ------------
Total Investments (cost--$452,998,309)--97.77% ..............................................................      469,133,599
Other assets in excess of liabilities--2.23% ................................................................      10,714,130
                                                                                                                  ------------
Net Assets--100.00% .........................................................................................     $479,847,729
                                                                                                                  ============

----------
Note: The Portfolio of Investments is listed by the issuer's country of origin
  * In local currency unless otherwise indicated
(1) Security, or portion thereof, was on loan at October 31, 1998
  # Reflects rate at October 31, 1998 on step coupon rate instruments
PAR Par Bond


Forward Foreign Currency Contracts

                                                                                                       Unrealized
                                               Contract to                                            Appreciation
                                                 Deliver       In Exchange for     Maturity Dates    (Depreciation)
                                               -----------     ---------------     --------------    --------------
British Pounds .............................    4,170,000      US$  6,980,580         11/16/98 $           5,000
British Pounds .............................   11,350,000      US$ 19,068,000         11/30/98            98,944
British Pounds .............................   11,660,000      US$ 19,822,000   11/13/98 to 12/07/98     329,728
British Pounds .............................   14,200,000      US$ 23,607,500   11/02/98 to 12/02/98    (145,376)
German Deutschemarks .......................   18,803,000      US$ 11,444,309         12/02/98            91,897
German Deutschemarks .......................   23,010,000      US$ 14,021,574   11/02/98 to 12/02/98     129,163
New Zealand Dollars ........................   14,000,000      US$  7,053,700         07/06/99          (360,003)
Polish Zloties .............................    8,647,801      US$  2,149,323         02/24/99          (360,560)
Swedish Kronas .............................   56,000,000      US$  7,039,598         04/19/99          (159,174)
U.S. Dollars ...............................    3,870,040      AUD  6,200,000         11/27/98             7,467
U.S. Dollars ...............................   14,042,655      DEM 23,374,000         12/02/98            69,522
U.S. Dollars ...............................   25,054,617      DEM 41,456,500   11/02/98 to 12/02/98      (5,826)
U.S. Dollars ...............................   11,913,090      GBP  7,100,000         11/02/98           (26,962)
U.S. Dollars ...............................    6,874,000      NZD 14,000,000         07/06/99           539,703
U.S. Dollars ...............................    2,231,403      PLN  8,647,801         02/24/99           278,480
                                                                                                 ---------------
                                                                                                 $       492,003
                                                                                                 ===============

----------
Currency Type Abbreviations:
AUD -  Australian Dollars
DEM -  German Deutschemarks
GBP -  British Pounds
NZD -  New Zealand Dollars
PLN -  Polish Zloties

Investments by Type of Issuer

                                                                                           Percent of Net Assets
                                                                                          ------------------------
                                                                                          Long-term     Short-term
                                                                                          ---------     ----------
Government and other public issuers ..................................................        79.60%         3.51%
Bank and other financial institutions ................................................         8.73          --
Industrial ...........................................................................         5.69          --
Repurchase agreement .................................................................         --            0.24
                                                                                              -----          ----
                                                                                              94.02%         3.75%
                                                                                              =====          ====

                 See accompanying notes to financial statements

PAINEWEBBER GLOBAL INCOME FUND

STATEMENT OF ASSETS AND LIABILITIES                             OCTOBER 31, 1998

Assets
Investments in securities, at value (cost--$452,998,309) .......................................... $469,133,599
Investments of collateral received for securities loaned ..........................................   45,129,303
Interest receivable ...............................................................................   11,121,498
Unrealized appreciation on forward foreign currency contracts .....................................    1,549,904
Receivable for investments sold ...................................................................    1,275,382
Receivable for shares of beneficial interest sold .................................................       90,087
Other assets ......................................................................................      110,491
                                                                                                    ------------
Total assets ......................................................................................   528,410,264
                                                                                                    ------------

Liabilities
Collateral for securities loaned ..................................................................   45,129,303
Payable for shares of beneficial interest repurchased .............................................    1,232,648
Unrealized depreciation on forward foreign currency contracts .....................................    1,057,901
Payable to affiliates .............................................................................      448,552
Accrued expenses and other liabilities ............................................................      694,131
                                                                                                    ------------

Total liabilities .................................................................................   48,562,535
                                                                                                    ------------

Net Assets
Beneficial interest--$0.001 par value (unlimited amount authorized) ...............................  488,047,086
Distributions in excess of net investment income ..................................................   (4,920,578)
Accumulated net realized losses from investment transactions ......................................  (20,118,647)
Net unrealized appreciation of investments, other assets, liabilities and
  forward contracts denominated in foreign currencies .............................................   16,839,868
                                                                                                    ------------
Net assets ........................................................................................ $479,847,729
                                                                                                    ============

Class A:
Net assets ........................................................................................ $408,190,016
                                                                                                    ------------
Shares outstanding ................................................................................   38,586,214
                                                                                                    ------------
Net asset value and redemption value per share ....................................................       $10.58
                                                                                                          ======
Maximum offering price per share (net asset value plus sales charge of 4.00% of offering price) ...       $11.02
                                                                                                          ======

Class B:
Net assets ........................................................................................  $33,477,532
                                                                                                    ------------
Shares outstanding ................................................................................    3,175,851
                                                                                                    ------------
Net asset value and offering price per share ......................................................       $10.54
                                                                                                         =======

Class C:
Net assets ........................................................................................  $28,633,444
                                                                                                    ------------
Shares outstanding ................................................................................    2,707,300
                                                                                                    ------------
Net asset value and offering price per share ......................................................       $10.58
                                                                                                          ======

Class Y:
Net assets ........................................................................................   $9,546,737
                                                                                                    ------------
Shares outstanding ................................................................................      902,693
                                                                                                    ------------
Net asset value, offering price and redemption value per share ....................................       $10.58
                                                                                                          ======


                See accompanying notes to financial statements

PAINEWEBBER GLOBAL INCOME FUND

STATEMENT OF OPERATIONS

                                                                                                        For the
                                                                                                       Year Ended
                                                                                                    October 31, 1998
                                                                                                    ----------------
Investment income:
Interest (net of foreign withholding taxes) .....................................................     $39,388,414
                                                                                                      -----------
Expenses:

Investment advisory and administration fees .....................................................       4,031,933
Service fees--Class A ...........................................................................       1,098,503
Service and distribution fees--Class B ..........................................................         585,086
Service and distribution fees--Class C ..........................................................         235,964
Transfer agency and related services fees .......................................................         583,660
Custody and accounting ..........................................................................         346,157
Reports and notices to shareholders .............................................................         201,175
Legal and audit .................................................................................         179,634
State registration fees .........................................................................          50,932
Trustees' fees ..................................................................................          10,500
Other expenses ..................................................................................          25,805
                                                                                                      -----------
                                                                                                        7,349,349
                                                                                                      -----------
Net investment income ...........................................................................      32,039,065
                                                                                                      -----------

Realized and unrealized gains (losses) from investment activities
Net realized gains (losses) from:
  Investment transactions .......................................................................       2,543,563
  Foreign currency transactions .................................................................      (5,709,723)

Net change in unrealized appreciation/depreciation of:

  Investments ...................................................................................      16,689,264
  Other assets, liabilities and forward contracts denominated in foreign currencies .............          60,995
                                                                                                      -----------

Net realized and unrealized gains from investment activities ....................................      13,584,099
                                                                                                      -----------

Net increase in net assets from operations ......................................................     $45,623,164
                                                                                                      ===========

                 See accompanying notes to financial statements

PAINEWEBBER GLOBAL INCOME FUND

STATEMENT OF CHANGES IN NET ASSETS


                                                                                         For the Years Ended
                                                                                             October 31,
                                                                                       1998              1997
                                                                                 -------------     -------------
From operations:
Net investment income .......................................................   $   32,039,065    $   49,357,423
Net realized gains from investment transactions .............................        2,543,563         4,199,590
Net realized losses from foreign currency transactions ......................       (5,709,723)      (10,338,511)

Net change in unrealized appreciation/depreciation of:
  Investments ...............................................................       16,689,264       (14,031,758)
  Other assets, liabilities and forward contracts in foreign currencies .....           60,995         2,416,586
                                                                                 -------------     -------------

Net increase in net assets resulting from operations ........................       45,623,164        31,603,330
                                                                                 -------------     -------------

Dividends and distributions to shareholders:
From net investment income--Class A .........................................      (21,497,232)      (27,840,969)
From net investment income--Class B .........................................       (2,563,608)       (8,831,997)
From net investment income--Class C .........................................       (1,401,794)       (2,128,744)
From net investment income--Class Y .........................................         (488,585)         (630,033)
In excess of net investment income--Class A .................................       (1,981,230)       (3,060,693)
In excess of net investment income--Class B .................................         (207,140)         (844,584)
In excess of net investment income--Class C .................................         (126,752)         (226,669)
In excess of net investment income--Class Y .................................          (46,367)          (67,644)
From paid in capital--Class A ...............................................       (3,423,822)       (4,640,523)
From paid in capital--Class B ...............................................         (357,965)       (1,280,531)
From paid in capital--Class C ...............................................         (219,044)         (343,669)
From paid in capital--Class Y ...............................................          (80,128)         (102,560)
                                                                                 -------------    --------------

Total dividends and distributions to shareholders ...........................      (32,393,667)      (49,998,616)
                                                                                 -------------     -------------

From beneficial interest transactions:

Net proceeds from the sale of shares ........................................      199,708,865        24,327,034
Cost of shares repurchased ..................................................     (390,939,942)     (322,360,553)
Proceeds from dividends reinvested ..........................................       20,788,759        31,974,549
                                                                                 -------------     -------------

Net decrease in net assets from beneficial interest transactions ............     (170,442,318)     (266,058,970)
                                                                                 -------------     -------------

Net decrease in net assets ..................................................     (157,212,821)     (284,454,256)

Net assets:
Beginning of year ...........................................................      637,060,550       921,514,806
                                                                                 -------------     -------------

End of year .................................................................    $ 479,847,729     $ 637,060,550
                                                                                 =============     =============


                See accompanying notes to financial statements

NOTES TO FINANCIAL STATEMENTS

Organization and Significant Accounting Policies

   PaineWebber Investment Series ("Trust") was organized under Massachussetts law by a Declaration of Trust dated December 22, 1986 and is registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended, as a non-diversified open-end management investment company. The Trust currently has one series, PaineWebber Global Income Fund (the "Fund"). The Fund seeks high current income and, secondarily, capital appreciation by investing primarily in high-quality debt securities of foreign and U.S. issuers.

   Currently, the Fund offers Class A, Class B, Class C and Class Y shares. Each class represents interests in the same assets of the Fund, and the classes are identical except for differences in their sales charge structure, ongoing service and/or distribution charges, if any, and certain transfer agency and related expenses. In addition, Class B shares and all corresponding reinvested dividend shares automatically convert to Class A shares approximately six years after initial issuance. All classes of shares have equal rights as to voting privileges except that Class A, Class B and Class C shares each have exclusive voting rights with respect to their service and/or distribution plan. Class Y shares have no service or distribution plan.

   The preparation of financial statements in accordance with generally accepted accounting principles requires Fund management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies:

   Valuation of Investments--Securities may be valued by an outside pricing service approved by a management committee under the direction of the Board of Trustees. Securities traded in the over-the-counter ("OTC") market and listed on The Nasdaq Stock Market, Inc. ("Nasdaq") are valued at the last available sales price, or last bid price available if no sales occur on Nasdaq prior to the time of valuation; other OTC securities are valued at the last bid price available in the OTC market prior to the time of valuation (other than short-term investments that mature in sixty days or less). The amortized cost method of valuation generally is used to value short-term debt instruments with sixty days or less remaining to maturity. Securities and assets for which market quotations are not readily available (including restricted and/or illiquid securities subject to limitations as to their sale) are valued at fair value as determined in good faith by or under the direction of the Trust's board of trustees. All investments quoted in foreign currencies will be valued daily in U.S. dollars on the basis of the foreign currency exchange rates prevailing at the time such valuation is determined by the Fund's custodian.

   Securities which are listed on stock exchanges are valued at the last sale price on the day the securities are being valued or, lacking any sales on such day, at the last available bid price. In cases where securities are traded on more than one exchange, the securities are generally valued on the exchange designated as the primary market by Mitchell Hutchins Asset Management Inc. ("Mitchell Hutchins"), an asset management subsidiary of PaineWebber Incorporated ("PaineWebber") and investment advisor, administrator and distributor of the Fund.

   Foreign currency exchange rates are generally determined prior to the close of regular trading on the New York Stock Exchange ("NYSE"). Occasionally events affecting the value of foreign investments and such exchange rates occur between the time at which they are determined and the close of the NYSE, which will not be reflected in the computation of the Fund's net asset value on that day. If events occur materially affecting the value of such securities or currency exchange rates during such time period, the securities will be valued at their fair value as determined in good faith by or under the direction of the Trust's board of trustees.

NOTES TO FINANCIAL STATEMENTS


   Repurchase Agreements--The Fund's custodian takes possession of the collateral pledged for investments in repurchase agreements. The underlying collateral is valued daily on a mark-to-market basis to ensure that the value, including accrued interest, is at least equal to the repurchase price. In the event of default of the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings. The Fund occasionally participates in joint repurchase agreement transactions with other funds managed by Mitchell Hutchins.

   Investment Transactions and Investment Income--Investment transactions are recorded on the trade date. Realized gains and losses from investments and foreign exchange transactions are calculated using the identified cost method. Interest income is recorded on an accrual basis. Discounts are accreted as adjustments to interest income and the identified cost of investments.

   Income, expenses (excluding class-specific expenses) and realized/unrealized gains/losses are allocated proportionately to each class of shares based upon the relative net asset value of outstanding shares (or the value of dividend-eligible shares, as appropriate) of each class at the beginning of the day (after adjusting for current capital share activity of the respective classes). Class specific expenses are charged directly to the applicable class of shares.

   Foreign Currency Translation--The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis: (1) market value of investment securities, other assets and liabilities--at the exchange rates prevailing at the end of the period; and (2) purchase and sales of investment securities, income and expenses--at the rates of exchange prevailing on the respective dates of such transactions.

   Although the net assets and the market values of the Fund's securities are presented at the foreign exchange rates at the end of the period, the Fund does not generally isolate the effect of fluctuations in foreign exchange rates from the effect of the changes in market prices of securities. However, the Fund does isolate the effect of fluctuations in foreign exchange rates when determining the gain or loss upon the sale or maturity of foreign currency denominated debt obligations pursuant to federal income tax regulations. Certain foreign exchange gains and losses included in realized and unrealized gains and losses are included in or are a reduction of ordinary income in accordance with federal income tax regulations. Net realized foreign currency gain (loss) is treated as ordinary income for income tax reporting purposes. Gains/losses from translating foreign currency denominated assets and liabilities at year-end exchange rates are included in change in unrealized appreciation/depreciation of other assets and liabilities denominated in foreign currencies.

   Forward Foreign Currency Contracts--The Fund may enter into forward foreign currency exchange contracts ("forward contracts") in connection with planned purchases or sales of securities or to hedge the U.S. dollar value of portfolio securities denominated in a particular currency. The Fund may also use forward currency contracts to enhance income.

   The Fund has no specific limitation on the percentage of assets which may be committed to such contracts. The Fund may enter into forward contracts or maintain a net exposure to forward contracts only if (1) the consummation of the contracts would not obligate the Fund to deliver an amount of foreign currency in excess of the value of the position being hedged by such contracts or (2) the Fund maintains cash or liquid securities in a segregated account in an amount not less than the value of its total assets committed to the consummation of the forward contracts and not covered as provided in (1) above, as marked-to-market daily.

   Risks may arise with respect to entering into forward contracts from the potential inability of counterparties to meet the terms of their forward contracts and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

NOTES TO FINANCIAL STATEMENTS


   Fluctuations in the value of forward contracts are recorded for book purposes as unrealized gains or losses by the Fund. Realized gains and losses include net gains and losses recognized by the Fund on contracts which have matured.

   Dividends and Distributions--Dividends and distributions to shareholders are recorded on the ex-dividend date. The amount of dividends and distributions are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification.

Concentration of Risk

   Investing in securities of foreign issuers and currency transactions may involve certain considerations and risks not typically associated with investments in the United States. These risks include revaluation of currencies, adverse fluctuations in foreign currency values and possible adverse political, social and economic developments, including those particular to a specific industry, country or region, which could cause the securities and their markets to be less liquid and prices more volatile than those of comparable U.S. companies and U.S. government securities. These risks are greater with respect to securities of issuers located in emerging market countries in which the Fund is authorized to invest. The ability of the issuers of debt securities held by the Fund to meet their obligations may be affected by economic and political developments particular to a specific industry, country or region.

Investment Adviser and Administrator

   The Trust's board of trustees has approved an Investment Advisory and Administration Contract ("Advisory Contract") with Mitchell Hutchins, under which Mitchell Hutchins serves as investment adviser and administrator of the Fund. In accordance with the Advisory Contract, the Fund pays Mitchell Hutchins an investment advisory and administration fee, which is accrued daily and paid monthly, in accordance with the following schedule:


      Average Daily Net Assets                                  Annual Rate
      ------------------                                        -----------
      Up to $500 million ....................................     0.750%
      In excess of $500 million up to $1.0 billion ..........     0.725
      In excess of $1.0 billion up to $1.5 billion ..........     0.700
      In excess of $1.5 billion up to $2.0 billion ..........     0.675
      Over $2.0 billion .....................................     0.650


   At October 31, 1998, the Fund owed Mitchell Hutchins $310,698 in investment advisory and administration fees.

Distribution Plans

   Mitchell Hutchins is the distributor of the Fund's shares and has appointed PaineWebber as the exclusive dealer for the sale of those shares. Under separate plans of service and/or distribution pertaining to the Class A, Class B and Class C shares, the Fund pays Mitchell Hutchins monthly service fees at the annual rate of 0.25% of the average daily net assets of Class A, Class B and Class C shares and monthly distribution fees at the annual rates of 0.75% and 0.50% of the average daily net assets of Class B and Class C shares, respectively. At October 31, 1998, the Fund owed Mitchell Hutchins $135,525 in service and distribution fees.

   Mitchell Hutchins also receives the proceeds of the initial sales charges paid by shareholders upon the purchase of Class A shares and the contingent deferred sales charge paid by shareholders upon certain redemptions of Class A, Class B and Class C shares. Mitchell Hutchins has informed the Fund that for the year ended October 31, 1998, it earned $143,790 in sales charges.

NOTES TO FINANCIAL STATEMENTS

Security Lending

   The Fund may lend securities up to 33 1/3% of its total assets to qualified institutions. The loans are secured at all times by cash or U.S. government securities in an amount at least equal to the market value of the securities loaned, plus accrued interest, determined on a daily basis and adjusted accordingly. The Fund will regain record ownership of loaned securities to exercise certain beneficial rights; however, the Fund may bear the risk of delay in recovery of, or even loss of rights in, the securities loaned should the borrower fail financially. The Fund receives compensation, which is included in interest income, for lending its securities from interest earned on the cash or U.S. government securities held as collateral, net of fee rebates paid to the borrower plus reasonable administrative and custody fees. For the year ended October 31, 1998, PaineWebber earned $49,982 in compensation as the Fund's lending agent. At October 31, 1998, the Fund owed PaineWebber $2,329 in compensation.

   At October 31, 1998, the Fund's custodian received cash having an aggregate value of $45,129,303 as collateral for portfolio securities loaned having a market value of $43,427,480.

   As of October 31, 1998 the Fund invested the cash collateral in the following Money Market Funds:

      Number of Shares                                             Value
      -------------                                              ----------
         21,218,284     Janus Money Market Fund ...........      $21,218,284
         23,908,779     Liquid Assets Portfolio ...........       23,908,779
              2,240     Temp Fund Portfolio ...............            2,240
                                                                 -----------
                                                                 $45,129,303
                                                                 ===========

Bank Line of Credit

   The Fund may participate with other funds managed by Mitchell Hutchins in a $200 million committed credit facility ("Facility") to be utilized for temporary financing until the settlement of sale or purchase of portfolio securities, the repurchase or redemption of shares of the Fund at the request of the shareholders and other temporary or emergency purposes. In connection therewith, the Fund has agreed to pay a commitment fee, pro rata, based on the relative asset size of the funds in the Facility. Interest is charged to the Fund at rates based on prevailing market rates in effect at the time of borrowings. For the year ended October 31, 1998, the Fund did not borrow under the Facility.

Transfer Agency Related Service Fees

   PaineWebber provides transfer agency related services to the Fund pursuant to a delegation of authority from PFPC, Inc., the Fund's transfer agent, and is compensated for the services by PFPC, Inc., not the Fund. For the year ended October 31, 1998, PaineWebber received from PFPC, Inc., not the Fund, approximately 50% of the total transfer agency and related service fees collected by PFPC, Inc. from the Fund.

NOTES TO FINANCIAL STATEMENTS

Investments in Securities

   For federal income tax purposes, the cost of securities owned at October 31, 1998 was substantially the same as the cost of securities for financial statement purposes.

   At October 31, 1998, the components of the net unrealized appreciation of investments were as follows:

      Gross appreciation (investments having an excess of value over cost) .....      $ 21,163,735
      Gross depreciation (investments having an excess of cost over value) .....        (5,028,445)
                                                                                      ------------
      Net unrealized appreciation of investments ...............................      $ 16,135,290
                                                                                      ============


   For the year ended October 31, 1998, total aggregate purchases and sales of portfolio securities, excluding short-term securities, were as follows:

      Purchases ................................................................      $453,570,448
      Sales ....................................................................      $521,094,528

Federal Tax Status

   The Fund intends to distribute substantially all of its taxable income and to comply with the other requirements of the Internal Revenue Code applicable to regulated investment companies. Accordingly, no provision for federal income taxes is required. In addition, by distributing during each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, the Fund intends not to be subject to a federal excise tax.

   At October 31, 1998, the Fund had a capital loss carryforward of $20,067,409 available as a reduction, to the extent provided in the regulations, of any future net realized capital gains which expires as follows: $4,313,594 in 2002 and $15,753,815 in 2003. To the extent that such losses are used to offset future capital gains, it is probable that the gains so offset will not be distributed.

   To reflect reclassifications for the Fund arising from permanent "book/tax" differences for the year ended October 31, 1998, distributions in excess of net investment income was increased by $966,036, accumulated net realized losses from investment transactions were increased by $5,476,412 and beneficial interest was decreased by $6,442,448. Permanent "book/tax" differences were primarily attributable to the foreign currency gains/losses.

NOTES TO FINANCIAL STATEMENTS

Shares of Beneficial Interest

   There are an unlimited amount of $0.001 par value shares of beneficial interest authorized. Transactions in shares of beneficial interest were as follows:


                                     Class A                          Class B                           Class C
                           ---------------------------       ---------------------------         ------------------------
                            Shares          Amount             Shares          Amount             Shares        Amount
                            ------          ------             ------          ------             ------        ------
Year Ended
October 31, 1998:

Shares sold ...........    18,902,084    $ 192,414,767           95,631    $     972,655          294,545    $   3,016,400
Shares repurchased ....   (34,229,342)    (348,903,208)      (2,351,256)     (23,943,212)      (1,309,976)     (13,377,478)
Dividends reinvested ..     1,667,329       17,033,158          187,992        1,912,285          122,674        1,249,744
Shares converted from
  Class B to Class A ..     4,833,973       49,246,777       (4,847,839)     (49,246,777)            --               --
                           ----------    -------------      -----------    -------------        ---------    -------------

Net decrease ..........    (8,825,956)   $ (90,208,506)      (6,915,472)   $ (70,305,049)        (892,757)   $  (9,111,334)
                           ==========    =============      ===========    =============       ==========    =============

Year Ended
October 31, 1997:

Shares sold ...........     1,400,652    $  14,315,313          266,230    $   2,723,757          528,903    $   5,416,951
Shares repurchased ....   (21,782,669)    (222,541,051)      (7,236,905)     (74,001,286)      (2,003,842)     (20,474,051)
Dividends reinvested ..     2,177,592       22,246,482          671,598        6,868,908          203,733        2,081,999
Shares converted from
  Class B to Class A ..    13,047,410      134,125,097      (13,082,351)    (134,125,097)            --               --
                           ----------    -------------      -----------    -------------        ---------    -------------


Net decrease ..........    (5,157,015)   $ (51,854,159)     (19,381,428)   $(198,533,718)      (1,271,206)   $ (12,975,101)
                           ==========    =============      ===========    =============       ==========    =============


                                      Class Y
                               ------------------------
                                Shares       Amount
                                ------       -------
Year Ended
October 31, 1998:

Shares sold ...........        322,167    $   3,305,043
Shares repurchased ....       (460,229)      (4,716,044)
Dividends reinvested ..         58,095          593,572
Shares converted from
  Class B to Class A ..           --               --
                              --------    -------------

Net decrease ..........        (79,967)   $    (817,429)
                              ========    =============

Year Ended
October 31, 1997:

Shares sold ...........        208,671    $   1,871,013
Shares repurchased ....       (548,721)      (5,344,165)
Dividends reinvested ..         75,931          777,160
Shares converted from
  Class B to Class A ..           --               --
                              --------    -------------


Net decrease ..........       (264,119)   $  (2,695,992)
                              ========    =============


                     [This Page Intentionally Left Blank]

PAINEWEBBER GLOBAL INCOME FUND

FINANCIAL HIGHLIGHTS


Selected data for a share of beneficial interest outstanding throughout each year is presented below:

                                                                                                Class A
                                                                     ------------------------------------------------------------
                                                                                    For the Years Ended October 31,
                                                                     ------------------------------------------------------------
                                                                       1998         1997       1996          1995           1994
                                                                     -------      -------    --------      -------        -------
Net asset value, beginning of year ........................          $ 10.27      $ 10.46    $  10.35      $  9.99        $ 10.97
                                                                     -------      -------    --------      -------        -------
Net investment income .....................................             0.62@       0.69@        0.72@        0.77@          0.72
Net realized and unrealized gains (losses) from investments
  and foreign currency ....................................             0.32@      (0.19)@       0.13@        0.31@         (1.05)
                                                                     -------      -------    --------      -------        -------
Net increase (decrease) from investment transactions ......             0.94         0.50        0.85         1.08          (0.33)
                                                                     -------      -------    --------      -------        -------
Dividends from net investment income ......................            (0.50)       (0.54)      (0.74)        (0.72)        (0.33)
Distributions in excess of net investment income ..........            (0.05)       (0.06)       --           --            --
Distributions from paid in capital ........................            (0.08)       (0.09)       --           --            (0.32)
                                                                     -------      -------    --------      -------        -------
Total dividends and distributions to shareholders .........            (0.63)       (0.69)      (0.74)        (0.72)        (0.65)
                                                                     -------      -------    --------      -------        -------
Net asset value, end of year ..............................          $ 10.58      $ 10.27    $  10.46     $  10.35        $  9.99
                                                                     =======      =======    =========     ========       =======
Total investment return(1) ................................             9.51%        4.99%       8.60%       11.09%         (3.10)%
                                                                     =======      =======    =========     ========       =======
Ratios/supplemental data:
Net assets, end of year (000's) ...........................         $408,190     $486,718    $549,932     $663,022       $611,855
Expenses to average net assets ............................             1.24%        1.21%       1.27%        1.24%(2)       1.17%
Net investment income to average net assets ...............             6.07%        6.66%       6.88%        7.47%(2)       6.94%
Portfolio turnover rate ...................................               93%         172%        126%         113%           108%

-------------------------------------------------------------------------------

@        Calculated using the average monthly shares outstanding for the year

(1) Total investment return is calculated assuming a $1,000 investment on the first day of each year reported, reinvestment of all dividends and distributions at net asset value on the payable dates and a sale at net asset value on the last day of each year reported. The figures do not include sales charges; results would be lower if sales charges were included.

(2)      These ratios include non-recurring acquisition expenses of 0.04%.

PAINEWEBBER GLOBAL INCOME FUND

FINANCIAL HIGHLIGHTS


Selected data for a share of beneficial interest outstanding throughout each year is presented below:

                                                                                        Class B
                                                                -------------------------------------------------------
                                                                             For the Years Ended October 31,
                                                                -------------------------------------------------------
                                                                  1998        1997        1996        1995         1994
                                                                --------    --------    --------    --------    --------
Net asset value, beginning of year ........................     $  10.24    $  10.44    $  10.31    $   9.96    $  10.95
                                                                --------    --------    --------    --------    --------
Net investment income .....................................         0.51@       0.58@       0.64@       0.69@       0.86
Net realized and unrealized gains (losses) from investments
  and foreign currency ....................................         0.33@      (0.17)@      0.15@       0.30@      (1.28)
                                                                --------    --------    --------    --------    --------
Net increase (decrease) from investment transactions ......         0.84        0.41        0.79        0.99       (0.42)
                                                                --------    --------    --------    --------    --------
Dividends from net investment income ......................        (0.43)      (0.48)      (0.66)      (0.64)      (0.29)
Distributions in excess of net investment income ..........        (0.04)      (0.05)      --          --          --
Distributions from paid in capital ........................        (0.07)      (0.08)      --          --          (0.28)
                                                                --------    --------    --------    --------    --------
Total dividends and distributions to shareholders .........        (0.54)      (0.61)      (0.66)      (0.64)      (0.57)
                                                                --------    --------    --------    --------    --------
Net asset value, end of year ..............................     $  10.54    $  10.24    $  10.44    $  10.31    $   9.96
                                                                ========    ========    ========    ========    ========
Total investment return(1) ................................         8.53%       4.11%       7.95%      10.24%      (3.90)%
                                                                ========    ========    ========    ========    ========
Ratios/supplemental data:
Net assets, end of year (000's) ...........................     $ 33,478    $103,312    $307,577    $484,534    $725,553
Expenses to average net assets ............................         2.13%       1.99%       1.99%       2.00%(2)    1.94%
Net investment income to average net assets ...............         5.16%       5.83%       6.14%       6.71%(2)    6.05%
Portfolio turnover rate ...................................           93%        172%        126%        113%        108%


                                                                                        Class C
                                                                -------------------------------------------------------
                                                                             For the Years Ended October 31,
                                                                --------------------------------------------------------
                                                                  1998        1997        1996        1995         1994
                                                                --------    --------    --------    --------    --------
Net asset value, beginning of year ........................     $  10.26    $  10.45    $  10.33    $   9.98    $  10.96
                                                                --------    --------    --------    --------    --------
Net investment income .....................................         0.56@       0.63@       0.67@       0.71@       0.70
Net realized and unrealized gains (losses) from investments
  and foreign currency ....................................         0.33@      (0.18)@      0.14@       0.31@      (1.09)
                                                                --------    --------    --------    --------    --------
Net increase (decrease) from investment transactions ......         0.89        0.45        0.81        1.02       (0.39)
                                                                --------    --------    --------    --------    --------
Dividends from net investment income ......................        (0.46)      (0.50)      (0.69)      (0.67)      (0.30)
Distributions in excess of net investment income ..........        (0.04)      (0.06)      --          --          --
Distributions from paid in capital ........................        (0.07)      (0.08)      --          --          (0.29)
                                                                --------    --------    --------    --------    --------
Total dividends and distributions to shareholders .........        (0.57)      (0.64)      (0.69)      (0.67)      (0.59)
                                                                --------    --------    --------    --------    --------
Net asset value, end of year ..............................     $  10.58    $  10.26    $  10.45    $  10.33    $   9.98
                                                                ========    ========    ========    ========    ========
Total investment return(1) ................................         9.01%       4.48%       8.12%      10.49%      (3.56)%
                                                                ========    ========    ========    ========    ========
Ratios/supplemental data:
Net assets, end of year (000's) ...........................     $ 28,633    $ 36,935    $ 50,928    $ 71,329    $ 92,480
Expenses to average net assets ............................         1.77%       1.69%       1.73%       1.75%(2)    1.68%
Net investment income to average net assets ...............         5.54%       6.17%       6.40%       6.96%(2)    6.34%
Portfolio turnover rate ...................................           93%        172%        126%        113%        108%

PAINEWEBBER GLOBAL INCOME FUND

FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each year is presented below:

                                                                                            Class Y
                                                              -------------------------------------------------------------------
                                                                                 For the Years Ended October 31,
                                                              -------------------------------------------------------------------
                                                                1998          1997           1996           1995           1994
                                                              --------      --------       --------       --------       --------
Net asset value, beginning of year ........................   $  10.27      $  10.49       $  10.35       $   9.99       $  10.97
                                                              --------      --------       --------       --------       --------
Net investment income .....................................       0.65@         0.71@          0.75@          0.78@          0.75
Net realized and unrealized gains (losses) from investments
  and foreign currency ....................................       0.32@        (0.21)@         0.17@          0.32@         (1.06)
                                                              --------      --------       --------       --------       --------
Net increase (decrease) from investment transactions ......       0.97          0.50           0.92           1.10          (0.31)
                                                              --------      --------       --------       --------       --------
Dividends from net investment income ......................      (0.52)        (0.56)         (0.78)         (0.74)         (0.34)
Distributions in excess of net investment income ..........      (0.05)        (0.06)            --             --             --
Distributions from paid in capital ........................      (0.09)        (0.10)            --             --          (0.33)
                                                              --------      --------       --------       --------       --------
Total dividends and distributions to shareholders .........      (0.66)        (0.72)         (0.78)         (0.74)         (0.67)
                                                              --------      --------       --------       --------       --------
Net asset value, end of year ..............................   $  10.58      $  10.27       $  10.49       $  10.35       $   9.99
                                                              ========      ========       ========       ========       ========
Total investment return(1) ................................       9.89%         5.20%          9.25%         11.39%         (2.86)%
                                                              ========      ========       ========       ========       ========
Ratios/supplemental data:
Net assets, end of year (000's) ...........................   $  9,547      $ 10,096       $ 13,077       $ 16,613       $ 12,975
Expenses to average net assets ............................       0.96%         0.94%          0.96%          0.95%(2)       0.88%
Net investment income to average net assets ...............       6.35%         6.93%          7.19%          7.77%(2)       7.23%
Portfolio turnover rate ...................................         93%          172%           126%           113%           108%


---------
@    Calculated using the average monthly shares outstanding for the year

(1) Total investment return is calculated assuming a $1,000 investment on the first day of each year reported, reinvestment of all dividends and distributions at net asset value on the payable dates and a sale at net asset value on the last day of each year reported. The figures do not include program fees; results would be lower if program fees were included.

(2)  These ratios include non-recurring acquisition expenses of 0.04%.

PAINEWEBBER GLOBAL INCOME FUND

REPORT OF PRICEWATERHOUSECOOPERS LLP

INDEPENDENT ACCOUNTANTS

To the Shareholders and Trustees of
PaineWebber Investment Series

In our opinion, the accompanying statement of assets and liablilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of PaineWebber Global Income Fund (a series of PaineWebber Investment Series and hereafter referred to as the "Fund") at October 31, 1998, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 1998 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York 10036

December 21, 1998

PAINEWEBBER GLOBAL INCOME FUND


TAX INFORMATION (unaudited)

   We are required by Subchapter M of the Internal Revenue Code of 1986, as amended, to advise you within 60 days of the Fund's fiscal year end (October 31, 1998) as to the federal tax status of distributions received by shareholders during such fiscal year. Accordingly, we are advising you that the distributions paid during the fiscal year by the Fund were taxable on a per share basis as follows:

                                         Class A   Class B   Class C   Class Y
                                         --------  --------  --------  --------
   Ordinary Income .................     $   0.55  $   0.47  $   0.50  $   0.57
   Distribution from paid in capital     $   0.08  $   0.07  $   0.07  $   0.09


   Dividends received by tax-exempt recipients (e.g., IRAs and Keoghs) need not be reported as taxable income. Some retirements trusts (e.g., corporate, Keogh and 403(b)(7) plans) may need this information for their annual information reporting.

   Since the Fund's fiscal year is not the calendar year, another notification will be sent with respect to calendar year 1998. Such notification, which will reflect the amount to be used by calendar year taxpayers on their federal income tax returns, will be made in conjunction with Form 1099 DIV and will be mailed in January 1999. Shareholders are advised to consult their own tax advisers with respect to the tax consequences of their investment in the Fund.

BOARD OF TRUSTEES

E. Garrett Bewkes, Jr.             Mary C. Farrell
Chairman                           Meyer Feldberg
Margo N. Alexander                 George W. Gowen
Richard Q. Armstrong               Frederic V. Malek
Richard R. Burt                    Carl W. Schafer



PRINCIPAL OFFICERS

Margo N. Alexander                 Paul H. Schubert
President                          Vice President and Treasurer

Victoria E. Schonfeld              Dennis L. McCauley
Vice President                     Vice President

Dianne E. O'Donnell                Stuart Waugh
Vice President and Secretary       Vice President



INVESTMENT ADVISER,
ADMINISTRATOR AND DISTRIBUTOR

Mitchell Hutchins Asset Management Inc.
1285 Avenue of the Americas
New York, New York 10019




This report is not to be used in conjunction with the offering of shares of the Fund unless accompanied or preceded by an effective prospectus.

A prospectus containing more complete information for any of the Funds listed on the back cover can be obtained from a PaineWebber investment executive or corresponding firm. Read the prospectus carefully before investing.

---------

PaineWebber offers a family of 27 funds which encompass a diversified range of investment goals.

BOND FUNDS
o  High Income Fund
o  Investment Grade Income Fund
o  Low Duration U.S. Government Income Fund
o  Strategic Income Fund
o  U.S. Government Income Fund

TAX-FREE BOND FUNDS
o  California Tax-Free Income Fund
o  Municipal High Income Fund
o  National Tax-Free Income Fund
o  New York Tax-Free Income Fund

STOCK FUNDS
o  Financial Services Growth Fund
o  Growth Fund
o  Growth and Income Fund
o  Mid Cap Fund
o  Small Cap Fund
o  S&P 500 Index Fund
o  Tax-Managed Equity Fund
o  Utility Income Fund

ASSET ALLOCATION FUNDS
o  Balanced Fund
o  Tactical Allocation Fund

GLOBAL FUNDS
o  Asia Pacific Growth Fund
o  Emerging Markets Equity Fund
o  Global Equity Fund
o  Global Income Fund

MITCHELL HUTCHINS PORTFOLIOS
o  Aggressive Portfolio
o  Moderate Portfolio
o  Conservative Portfolio

PAINEWEBBER MONEY MARKET FUND

(copyright)1998 PaineWebber Incorporated
               Member SIPC





PAINEWEBBER



GLOBAL INCOME
FUND



ANNUAL REPORT



OCTOBER 31, 1998